SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                           AMENDMENT NO. 2 TO FORM 8-K


                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2004

                            SPEEDHAUL HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        NEW JERSEY                      000-30311              (22-3719165)
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                               8 BAYHILL BOULEVARD
                                MONROE, NJ 08831
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (732)637-1296
              (Registrant's Telephone Number, Including Area Code)

                             195 Route 9, Suite 204
                               Manalapan, NJ 07726
          (Former Name or Former Address, if Changed Since Last Report)



============================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2004, (the "Effective Date") pursuant to a Stock Purchase Agreement and Share Exchange (the "Agreement") between us and Speedhaul Incorporated we acquired all of the shares of Speedhaul Incorporated ("Speedhaul") from Andrew Norins, the sole shareholder of Speedhaul in consideration for the issuance of 20,000,000 shares of our common stock to Mr. Norins. Pursuant to the Agreement, Speedhaul became our wholly owned subsidiary and we will file an amendment to change our name to Speedhaul Holdings, Inc. The purpose for this merger with Speedhaul was to acquire an operating company which we believed has a successful business plan. In addition, pursuant to the Agreement, Richard I. Anslow cancelled 3,000,000 shares of our common stock. The Agreement was executed by the parties on October 15, 2004 and was subject to the delivery of audited financial statements by Speedhaul. The closing of the transaction occurred on December 21, 2004 upon receipt of the Speedhaul audited financial statements by Segway.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Stock Purchase Agreement, between us and Speedhaul we acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Speedhaul for a total of 20,000,000 shares of our common stock which are restricted in accordance with Rule 144 of the 1933 Securities Act. Pursuant to the Agreement, Speedhaul became our wholly owned subsidiary.

Based on the acquisition of Speedhaul, our business plan is that of an Internet subscription based load and equipment posting and searching service for the freight trucking business. We will commenced offering our services in January 2005. Our strategy is directed toward the satisfaction of our customer's needs through integrated internet technology for the trucking industry that quickly and easily allows shippers, carriers, and brokers to post and search load and equipment listings throughout the United States and Canada, 24 hours a day, 7 days a week. We currently have one employee.

We gather load and equipment information from subscribers who participate in all segments of the trucking industry: trucking companies, brokers, shippers, freight forwarders, logistical companies, and others, and make that information instantly available through a simple and easy to use Internet based software program.

Databases of trucks and loads are maintained electronically and continuously updated and the information is available to shippers and haulers in real time. Our customer base is composed of shippers who desire to minimize their freight cost and expedite their shipments by choosing their specific freight carriers, and small to medium-size truck companies that want to maximize profits by dealing directly with shippers, thus reducing freight brokerage fees.

Our business plan is focused on addressing the market opportunities created by changes in the trucking industry. We believe that we can accomplish this by developing innovative ways to satisfy customers' needs for a simple, yet comprehensive way to search for postings in an easy-to-use online system. We believe that the effective implementation of our business plan will result in our gaining market share as one of the industry's best Internet sites for the trucking industry both in the United States and Canada.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Stock Purchase Agreement between Speedhaul and us, we acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Speedhaul for a total of 20,000,000 shares of our common stock which are restricted in accordance with Rule 144 of the 1933 Securities Act. Pursuant to the Agreement, Speedhaul became our wholly owned subsidiary. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, Andrew Norins had the necessary investment intent as required by
Section 4(2) since he agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Pursuant to the Agreement, Andrew Norins received 20,000,000 shares of our common stock and became our principal shareholder owning approximately 89% of our outstanding common shares.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 21, 2004, Richard I. Anslow resigned as President, Chief Executive Officer, Chief Financial Officer and as our Chairman of the Board of Directors and Andrew Norins was appointed President, CEO, CFO and Chairman of the Board of Directors. Mr. Norins has been the operations Manager for Chopper Logistics in Montville, New Jersey since November 2001. In such capacity, he has supervised dispatching and deliveries and has been the payroll controller. He also assisted the company in customer relations and scheduling. From January 2000 to November 2001, Mr. Norins owned and managed Westridge Enterpises in Greensboro, North Carolina. As the manager of this bar/lounge, Mr. Norins supervised all of the day to day operations of this company and handled the payroll and bookkeeping. Prior to such time, he was employed as Logistics Center Supervisor at Penske Logistics in Garfield, New Jersey from June 1994 until the end of 1999. His responsibilities in such position included the handling of customer relations, payroll manager and supervising dispatchers, clerks and drivers. Mr. Norins received a Bachelor of Science from the University of Delaware in 1992 with a Minor in Business Administration.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.

     Financial Statements of Speedhaul Incorporated are included herewith after the signature page.

(b)  Consolidated Financial Information.

     Consolidated Financial Statements of Segway III Corp. are included.

(c)  Exhibits.

     Stock Purchase Agreement and Share Exchange by and among Segway III Corp. and Speedhaul Incorporated. *

* Filed with the original 8K filing on December 3, 2004.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SPEEDHAUL HOLDINGS, INC.


                                                  By: /s/ Andrew Norins
                                                  --------------------------
                                                          Andrew Norins
                                                          PRESIDENT



Dated: April 6, 2005

                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2004

                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)



                                    CONTENTS


PAGE          1     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE          2     CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2004

PAGE          3     CONSOLIDATED STATEMENT OF OPERATIONS FOR THE PERIOD FROM
                    JUNE 30, 2004 (INCEPTION) TO DECEMBER 31, 2004

PAGE          4     CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                    FOR THE PERIOD FROM JUNE 30, 2004 (INCEPTION) TO DECEMBER
                    31, 2004

PAGE          5     CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM
                    JUNE 30, 2004 (INCEPTION) TO DECEMBER 31, 2004

PAGES       6 - 9   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Board of Directors of:
  Speedhaul Holdings, Inc.
  (A Development Stage Company)

We have audited the accompanying consolidated balance sheet of Speedhaul Holdings, Inc. and subsidiary (a development stage company) as of December 31, 2004 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period from June 30, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Speedhaul Holdings, Inc. and subsidiary (a development stage company) as of December 31, 2004 and the consolidated results of its operations and its cash flows for the period from June 30, 2004 (inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the consolidated financial statements, the Company is in the development stage with no operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 7. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


WEBB & COMPANY, P.A.

Boynton Beach, Florida
March 9, 2005


                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2004
                             -----------------------


                                     ASSETS
                                     ------


CURRENT ASSETS

  Cash                                                                          $          10,227
                                                                                   ----------------
      Total Current Assets                                                                 10,227

PROPERTY AND EQUIPMENT, NET                                                                 8,834
                                                                                   ----------------

TOTAL ASSETS                                                                    $          19,061
------------                                                                       ================



                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
  Accounts payable                                                              $           2,715
  Loan payable - related party                                                              4,650
                                                                                   ----------------
       Total Current Liabilities                                                            7,365

COMMITMENTS AND CONTINGENCIES                                                                -

STOCKHOLDERS' EQUITY
  Preferred stock, $0.0001 par value, 20,000,000 shares authorized,
   none issued and outstanding, respectively                                                 -
  Common stock, $0.002 par value, 100,000,000 shares authorized,
   22,310,100 shares issued and outstanding                                                 2,231
  Additional paid in capital                                                               13,569
  Accumulated deficit during development stage                                             (4,104)
                                                                                   ----------------
        Total Stockholders' Equity                                                         11,696
                                                                                   ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $          19,061
------------------------------------------                                         ================




       See accompanying notes to consolidated financial statements.
                                     2


                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
       FOR THE PERIOD FROM JUNE 30, 2004 (INCEPTION) TO DECEMBER 31, 2004
       ------------------------------------------------------------------




OPERATING EXPENSES

  In-kind contribution of office space                                          $           3,000
  General and administrative                                                                1,104
                                                                                   ----------------
        Total Operating Expenses                                                            4,104
                                                                                   ----------------

LOSS FROM OPERATIONS                                                                       (4,104)

Provision for Income Taxes                                                                   -
                                                                                   ----------------

NET LOSS                                                                        $          (4,104)
                                                                                   ================

 Net loss per share - basic and diluted                                         $            -
                                                                                   ================

Weighted average number of shares outstanding during the period -
 basic and diluted                                                                     20,125,549
                                                                                   ================







       See accompanying notes to consolidated financial statements.
                                     3



                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM JUNE 30, 2004 (INCEPTION) TO DECEMBER 31, 2004
       ------------------------------------------------------------------





                                                                                                          Accumulated
                                                                                                           Deficit
                                                                                             Additional     During
                                               Preferred Shares         Common Stock          Paid-In     Development
                                               Shares   Amount       Shares       Amount      Capital       Stage           Total
                                               ------ ----------   ----------   ----------   ----------    ----------    ----------

Common stock issued to founders for cash
 ($0.001 per share)                               -   $       --   20,000,000   $    2,000   $   (1,700)   $       --   $      300

In-kind contribution of office space              -           --           --           --        3,000            --        3,000

Stock issued for shares held by stockholders of
 Speedhaul Holdings, Inc. ($0.007 per share)      -           --    2,310,100          231       12,269            --       12,500

Net loss for the period from June 30, 2004
 (inception) to December 31, 2004                 -           --           --           --           --        (4,104)      (4,104)
                                               ------ ----------   ----------   ----------   ----------    ----------    ----------

BALANCE, DECEMBER 31, 2004                        -   $       --   22,310,100   $    2,231   $   13,569    $   (4,104)   $  11,696
                                               ------ ----------   ----------   ----------   ----------    ----------    ----------







          See accompanying notes to consolidated financial statements.
                                        4


                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
       FOR THE PERIOD FROM JUNE 30, 2004 (INCEPTION) TO DECEMBER 31, 2004
       ------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net loss                                                                      $            (4,104)
  Adjustments to reconcile net loss to net cash provided by
    operating activities:
    In-kind contribution                                                                      3,000
    Changes in operating assets and liabilities:
    Increase in accounts payable                                                              2,715
                                                                                   ------------------
         Net Cash Provided By Operating Activities                                            1,611
                                                                                   ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of intangible assets                                                              (8,834)
                                                                                   ------------------
          Net Cash Used In Investing Activities                                              (8,834)
                                                                                   ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds loan payable - stockholder                                                         4,650
  Proceeds from issuance of common stock                                                     12,800
                                                                                   ------------------
         Net Cash Provided By Financing Activities                                           17,450
                                                                                   ------------------

NET INCREASE IN CASH                                                                         10,227

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                               -
                                                                                   ------------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $            10,227
                                                                                   ==================




          See accompanying notes to consolidated financial statements.
                                        5

                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2004
                             -----------------------



NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
------ -----------------------------------------------------------

     (A)  Organization
     -----------------

     Speedhaul Holdings, Inc. f/k/a Segway VIII Corp. (a development stage company) was incorporated under the laws of the State of New Jersey on April 6, 2000. Activities during the development stage include developing the business plan and raising capital.

     Speedhaul, Inc. (a development stage company) was incorporated under the laws of the State of New Jersey on June 30, 2004. Speedhaul, Inc. plans to operate an internet website which offers internet subscription based load and equipment posting and searching services for the freight trucking business. The Company will gather load and equipment information from subscribers who participate in all segments of the trucking industry; trucking companies, brokers, shippers, freight forwarders, logistical companies and others and make that information instantly available through a simple and easy to use internet based software program.

     On December 1, 2004, Speedhaul Holdings, Inc. consummated an agreement with Speedhaul Inc. pursuant to which Speedhaul Inc. exchanged all of its 2,500 then issued and outstanding shares of common stock for 20,000,000 shares or approximately 90% of the common stock of Speedhaul Holdings, Inc. As a result of the agreement, the transaction was treated for accounting purposes as a recapitalization by the accounting acquirer (Speedhaul, Inc.).

     Accordingly, the financial statements include the following:

     (1) The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

     (2) The statement of operations includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

     Speedhaul Holdings, Inc. and its wholly owned subsidiary Speedhaul, Inc. are hereafter referred to as (the "Company"). All intercompany accounts and balances have been eliminated in the consolidation.

     (B)  Use of Estimates
     ---------------------

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2004
                             -----------------------

     (C)  Cash and Cash Equivalents
     ------------------------------

     For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

     (D)  Website Costs
     ------------------

     The Company has adopted the provisions of Emerging Issues Task Force 00-2, "Accounting for Web Site Development Costs." Costs incurred in the planning stage of a website are expensed as research and development while costs incurred in the development stage are capitalized and amortized over the life of the asset, estimated to be five years. As of December 31, 2004, the Company has capitalized a total of $8,834 of website costs which are included in property and equipment. The Company did not incur any planning costs and did not record any research and development costs for the year ended December 31, 2004.

     (E)  Long-Lived Assets
     ----------------------

     The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 "Accounting for Goodwill and Other Intangible Assets" and "Accounting for Impairment or Disposal of Long-Lived Assets" ("SFAS No. 142 and 144"). In accordance with SFAS No. 142 and 144, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, goodwill and intangible assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets.

     (F)  Income Taxes
     -----------------

     The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. As of December 31, 2004, the Company has a net operating loss carryforward of $969 available to offset future taxable income through 2024. The valuation allowance at December 31, 2004 was $339. The net change in the valuation allowance for the period ended December 31, 2004 was an increase of $339.

                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2004
                             -----------------------

     (G)  Loss Per Share
     -------------------

     Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share." As of December 31, 2004, there were no common share equivalents outstanding.

     (H)  Business Segments
     ----------------------

     The Company operates in one segment and therefore segment information is not presented.

     (I)  Recent Accounting Pronouncements
     -------------------------------------

     Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4"" SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29," and SFAS No. 123 (revised 2004), "Share-Based Payment," were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

NOTE 2 PROPERTY AND EQUIPMENT
------ ----------------------

     Property and equipment at December 31, 2004 consisted of the following:

               Website development costs                   $        8,834
               Accumulated depreciation                                 -
                                                         ----------------

                                                           $        8,834
                                                         ================

     During the period ended December 31, 2004, the Company recorded depreciation expense of $0.

NOTE 3 COMMITMENTS AND CONTINGENCIES
------ -----------------------------

     The Company has an outstanding commitment under its agreement for the programming of its website of $4,416 upon final beta testing and completion of the software.

                     SPEEDHAUL HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2004
                             -----------------------


NOTE 4 LOAN PAYABLE - RELATED PARTY
------ ----------------------------

     During 2004, the Company received working capital loans of $5,000 and $4,500 totaling $9,500 and repaid $4,850 during 2004. The loans are non-interest bearing, unsecured and due on demand. The outstanding balance at December 31, 2004 was $4,650.

NOTE 5 STOCKHOLDERS' EQUITY
------ --------------------

     (A)  Common Stock Issued for Cash
     ---------------------------------

     On June 30, 2004, the Company issued 20,000,000 shares of common stock to its founder for cash of $300 ($0.001 per share).

     (B)  Common Stock Issued in Reverse Merger
     ------------------------------------------

     On December 20, 2004, Speedhaul Holdings, Inc. exchanged 2,310,100 shares of common stock for all the outstanding shares of Speedhaul, Inc. (See Note
     1).

     (C)  In-Kind Contribution
     -------------------------

     During 2004, the Company recorded $3,000 of in-kind rent expense for space provided by its majority stockholder.

NOTE 6 RELATED PARTY TRANSACTIONS
------ --------------------------

     See Notes 4 and 5.

NOTE 7 GOING CONCERN
------ -------------

     As reflected in the accompanying financial statements, the Company is in the development stage with no operations. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

     Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.